Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO

FIRST AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1, dated February 9, 2012 (this “Amendment”), to the First Amended and Restated Registration Rights Agreement dated as of August 8, 2011 (the “Agreement”), by and among PostRock Energy Corporation, a Delaware corporation (together with any successor entity thereto, the “Corporation”), White Deer Energy L.P., a Cayman Islands exempted limited partnership (“White Deer”), White Deer Energy TE L.P., a Cayman Islands exempted limited partnership (“White Deer TE”) and White Deer Energy FI L.P. a Cayman Islands exempted limited partnership (together with White Deer and White Deer TE, the “White Deer Stockholders”) and Constellation Energy Commodities Group, Inc., a Delaware corporation, is made by and among the Corporation and the White Deer Stockholders in accordance with Section 9(b) of the Agreement.

WHEREAS, pursuant to the Stock Purchase Agreement, dated as of the date hereof, by and among the Corporation and the White Deer Stockholders (the “2012 Purchase Agreement”) the Corporation issued and sold to the White Deer Stockholders and the White Deer Stockholders purchased from the Corporation 2,180,233 shares of Common Stock; and

WHEREAS, to induce the White Deer Stockholders to enter into the 2012 Purchase Agreement and to consummate the transactions contemplated therein, the Corporation agreed to provide the registration and other rights set forth in this Amendment for the benefit of the White Deer Stockholders.

NOW, THEREFORE, in consideration of the mutual terms, conditions and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.	Defined Terms. Except as otherwise defined herein, capitalized terms used herein will have the definitions ascribed to them in the Agreement.

2.	Registrable Securities Definition. The definition of “Registrable Securities” in Section 1 of the Agreement is hereby amended to add the following after the first word of such definition: “shares of Common Stock issued to the White Deer Stockholders pursuant to the 2012 Purchase Agreement, the”.

3.	Miscellaneous. Except as expressly amended hereby, the Agreement shall remain unchanged, and the Agreement, as so amended, shall continue in full force and effect in accordance with its terms. For the avoidance of doubt, the provisions of Section 9 of the Agreement shall apply to this Amendment mutatis mutandis. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Executed signature pages to this Amendment may be delivered by PDF (Portable Document Format) or facsimile and such PDFs or facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

*****

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE COMPANY: POSTROCK ENERGY CORPORATION

By:	/s/ Terry W. Carter
Name: Title:	Terry W. Carter President and Chief Executive Officer

Signature Page to Amendment No. 1 to First A&R Registration Rights Agreement

WHITE DEER STOCKHOLDERS:

WHITE DEER ENERGY L.P.

By:	Edelman & Guill Energy L.P., its general partner

By:	Edelman & Guill Energy Ltd., its general partner

By:	/s/ Thomas J. Edelman
Name: Thomas J. Edelman
Title: Director

Address for Notice:

White Deer Energy L.P.
667 Madison Ave, 4th Floor
New York, New York 10065
Attention: Thomas J. Edelman
Facsimile: (212) 888-6877

and

White Deer Energy L.P.
700 Louisiana, Suite 4770
Houston, Texas 77002
Attention: James E. Saxton
Facsimile: (713) 581-6901

Signature Page to Amendment No. 1 to First A&R Registration Rights Agreement

WHITE DEER ENERGY TE L.P.

By:	Edelman & Guill Energy L.P., its general partner

By:	Edelman & Guill Energy Ltd., its general partner

By:	/s/ Thomas J. Edelman
Name: Thomas J. Edelman
Title: Director

Address for Notice:

c/o White Deer Energy L.P.
667 Madison Ave, 4th Floor
New York, New York 10065
Attention: Thomas J. Edelman
Facsimile: (212) 888-6877

and

c/o White Deer Energy L.P.
700 Louisiana, Suite 4770
Houston, Texas 77002
Attention: James E. Saxton
Facsimile: (713) 581-6901

Signature Page to Amendment No. 1 to First A&R Registration Rights Agreement

WHITE DEER ENERGY FI L.P.

By:	Edelman & Guill Energy L.P., its general partner

By:	Edelman & Guill Energy Ltd., its general partner

By:	/s/ Thomas J. Edelman
Name: Thomas J. Edelman
Title: Director

Address for Notice:

c/o White Deer Energy L.P.
667 Madison Ave, 4th Floor
New York, New York 10065
Attention: Thomas J. Edelman
Facsimile: (212) 888-6877

and

c/o White Deer Energy L.P.
700 Louisiana, Suite 4770
Houston, Texas 77002
Attention: James E. Saxton
Facsimile: (713) 581-6901

Signature Page to Amendment No. 1 to First A&R Registration Rights Agreement